Exhibit 10.2

AMENDMENT TO PRE-FUNDED COMMON STOCK PURCHASE WARRANT

This AMENDMENT TO PRE-FUNDED COMMON STOCK PURCHASE WARRANT (this “Amendment”), effective as of January 22, 2026 (the “Amendment Effective Date”), is by and between Armistice Capital, LLC or its assigns (“Holder”) and Aethlon Medical, Inc., a Nevada corporation (the “Company”), and amends that certain Pre-Funded Common Stock Purchase Warrant, dated December 8, 2025, by and between the Company and Holder (the “Warrant”). Capitalized terms used in this Amendment but not defined herein shall have the respective meanings ascribed to them in the Warrant.

WHEREAS, in accordance with the Warrant, the Company desires to amend the Warrant, pursuant to section 5(l) thereof, as provided in this Amendment, and Holder is willing to agree to the foregoing subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Company and Holder hereto agree as follows:

1.	Amendments. Upon the effectiveness of this Amendment, in accordance with the provisions hereof and notwithstanding anything to the contrary contained in the Warrant:

a.	Initial Exercise Date. The first paragraph of the Warrant beginning with “THIS PRE-FUNDED COMMON STOCK PURCHASE WARRANT” is hereby amended by deleting the phrase:

“at any time on or after the Shareholder Approval Date (as defined below) (the “Initial Exercise Date”)”

and replacing it with the following:

“at anytime on or after the Amendment Effective Date (the “Initial Exercise Date”)”

b.	Definitions. Section 1 of the Warrant is hereby amended by deleting each of the following defined terms in their entirety:

“Shareholder Approval”

“Shareholder Approval Date”

And references thereto in the Warrant are hereby deemed deleted.

2.	No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Warrant are and shall remain in full force and effect.

3.	Integration. This Amendment and the Warrant together constitute the entire agreement and the understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

4.	Governing Law. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW AND CONSENT TO JURISDICTION SET FORTH IN SECTION 5(e) OF THE WARRANT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY REFERENCE.

5.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall be deemed to be one and the same agreement. A signed copy of this warrant delivered electronically shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AETHLON MEDICAL, INC.

By: /s/ James Frakes_________________________
Name: James Frakes
Title: Chief Executive Officer and Chief Financial Officer

ARMISTICE CAPITAL MASTER FUND, LTD

By: /s/ Steven Boyd__________________________
Name: Steven Boyd
Title: CIO of Armistice Capital, LLC, the Investment Manager

HOLDER:

CP ACQUISITIONS, LLC

By:	/s/ Raymond N. Chang
Name:	Raymond N. Chang
Title:	Manager

[Signature Page to Amendment]

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